EXECUTION COPY



                                   $50,000,000

                           WINSTAR EQUIPMENT II CORP.

          $50,000,000 12 1/2% Guaranteed Senior Secured Notes Due 2004


                               PURCHASE AGREEMENT


                                                                August 8, 1997


CREDIT SUISSE FIRST BOSTON CORPORATION
BT SECURITIES CORPORATION
   c/o Credit Suisse First Boston Corporation,
   Eleven Madison Avenue
   New York, N.Y. 10010


Ladies and Gentlemen:

     1. Introductory. WinStar Equipment II Corp., a Delaware corporation (the "Issuer"), has agreed, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$50,000,000 principal amount of the Issuer's 12 1/2% Guaranteed Senior Secured Notes Due 2004 (the "Offered Securities"). The Offered Securities will be unconditionally guaranteed on a senior basis (the "Guarantee") by WinStar Communications, Inc., a Delaware corporation (the "Guarantor"). The Offered Securities are being issued under an indenture, dated as of August 1, 1997 (the "Indenture"), between the Issuer, the Guarantor, and United States Trust Company of New York, as Trustee. The United States Securities Act of 1933 is herein referred to as the "Securities Act."

         As provided in Section 5(a) of this Agreement, the Issuer and the Guarantor have agreed to prepare and deliver to the Purchasers an offering circular relating to the Offered Securities being purchased by the Purchasers for use by the Purchasers in connection with the resale of the Offered Securities. Such offering circular is herein referred to as the "Offering Document".


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                                                                            2

     The Issuer and the Guarantor hereby agree with the several Purchasers as follows:

     2. Representations and Warranties of the Issuer and the Guarantor. The Issuer and the Guarantor represent and warrant to, and agree with, the several Purchasers that:

     (a) As of its date, the Offering Document will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuer by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein. The Guarantor's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Guarantor with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. Each of (i) the registration statement on Form S-4 under the Securities Act (Registration No. 333- 26367) filed by the Issuer and the Guarantor on May 2, 1997, as amended pursuant to Amendment No. 1 on July 22, 1997, and Amendment No. 2 on August 5, 1997 (as so amended, the "S-4 Registration Statement") and (ii) the registration statement on Form S-3 under the Securities Act (Registration No. 333-18465) filed by the Guarantor on December 20, 1996, as amended pursuant to Amendment No. 1 on June 10, 1997, and Amendment No. 2 on August 5, 1997 (as so amended, the "S-3 Registration Statement" and, together with the S-4 Registration Statement and the Exchange Act Reports, the "SEC Filings"), as of the date hereof, conforms in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and neither such registration statement (as amended) includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (except that neither the S-4 Registration Statement nor the S-3 Registration Statement includes the Guarantor's quarterly financial information for the period ended June 30, 1997, and neither such registration statement includes a description of the Offered Securities).

     (b) Each of the Issuer and the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the March Offering Document (as defined in Section 5(a)) or the SEC Filings; and each of the Issuer and the Guarantor is duly qualified to do business as a



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                                                                            3

foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of each of the Issuer and the Guarantor and their respective subsidiaries, taken as a whole (a "Material Adverse Effect"). The Guarantor is qualified to do business as a foreign corporation in the State of New York. The Issuer is qualified to do business as a foreign corporation in the State of New York.

     (c) Each subsidiary of the Issuer and the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the March Offering Document or the SEC Filings; and each subsidiary of the Issuer and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Issuer and the Guarantor has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Issuer and the Guarantor, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

     (d) Each of the Indenture and the Registration Rights Agreement (as defined herein) has been duly authorized, executed and delivered; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), such Offered Securities will have been duly executed, authenticated, issued and delivered; and the Indenture and the Registration Rights Agreement constitute, and such Offered Securities will constitute, valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and, with respect to the Registration Rights Agreement, except that rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

     (e) Except as contemplated by this Agreement or as disclosed in the March Offering Document or the SEC Filings, there are no contracts, agreements or understandings between the Issuer or the Guarantor and any person that would give rise to a valid claim against the Issuer or the Guarantor or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.



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     (f) No consent, approval,  authorization,  or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Issuer or the giving of the Guarantee by the Guarantor, other than as may be required under the Securities Act and the Rules and Regulations of the Commission thereunder with respect to the Registration Rights Agreement among the Issuer or the giving of the Guarantee by the Guarantor and the Purchasers dated the date hereof (the "Registration Rights Agreement") and the transactions contemplated thereunder, and such as may be required by securities or blue sky laws of any state of the United States or of any foreign jurisdiction in connection with the offer and sale of the Offered Securities.

     (g) The execution, delivery and performance of the Indenture, the Registration Rights Agreement and this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer, the Guarantor or any subsidiary of the Issuer or the Guarantor or any of their properties, (ii) any agreement or instrument to which the Issuer, the Guarantor or any such subsidiary is a party or by which the Issuer, the Guarantor or any such subsidiary is bound or to which any of the properties of the Issuer, the Guarantor or any such subsidiary is subject, or
(iii) the charter or by-laws of the Issuer, the Guarantor or any such subsidiary, except, in the case of clause (i) or (ii), such breaches, violations or defaults that individually or in the aggregate would not have a Material Adverse Effect; and the Issuer has full corporate power and authority to authorize, issue and sell the Offered Securities to be sold by the Issuer as contemplated by this Agreement.

     (h) This Agreement has been duly authorized, executed and delivered by the Issuer and the Guarantor.

     (i) Except as disclosed in the March Offering Document or the SEC Filings, the Issuer, the Guarantor and their subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the March Offering Document or the SEC Filings, the Issuer, the Guarantor and their subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.




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     (j) The Issuer,  the  Guarantor  and their  subsidiaries  possess  adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (k) No labor dispute with the employees of the Issuer, the Guarantor or any of their subsidiaries exists or, to the knowledge of the Issuer or the Guarantor, is imminent that could reasonably be expected to have a Material Adverse Effect.

     (l) The Issuer, the Guarantor and their subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business as now operated by them, or used in the conduct of the business as now operated by them, except to the extent that the failure to own or possess or the inability to acquire such intellectual property rights would not individually or in the aggregate have a Material Adverse Effect; and the Issuer and the Guarantor have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Issuer, the Guarantor or any of their subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

     (m) Except as disclosed in the March Offering Document or the SEC Filings, neither the Issuer, the Guarantor nor any of their subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Issuer and the Guarantor are not aware of any pending investigation which might lead to such a claim.

     (n) Except as disclosed in the March Offering Document or the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Issuer, the Guarantor, any of their subsidiaries or any of their respective properties that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or to materially and adversely affect the ability of either of the Issuer or the Guarantor to perform its obligations under the Indenture, the Registration Rights



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Agreement or this Agreement,  or which are otherwise  material in the context of the sale of the Offered Securities; and to the Issuers' and Guarantor's knowledge, no such actions, suits or proceedings are threatened or contemplated.

     (o) The financial statements included or incorporated by reference in the S-3 Registration Statement present fairly the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included or incorporated by reference in the S-3 Registration Statement provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. The financial statement data set forth in the Company's press release dated August 5, 1997 (the "Release"), accurately reflect in all material respects the Company's results purported to be shown in such press release.

     (p) Except as disclosed in the March Offering Document or the SEC Filings or the Release, since the date of the latest audited financial statements included in the S-3 Registration Statement, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of either of the Issuer or the Guarantor and their respective subsidiaries taken as a whole (it being understood that a change in the Guarantor's stock price or the continuation of operating losses consistent with the Guarantor's historical results shall be deemed not to be, in and of itself, such a material adverse change), and, except as disclosed in or contemplated by the March Offering Document or the SEC Filings, there has been no dividend or distribution of any kind declared, paid or made by the Issuer or the Guarantor on any class of their capital stock.

     (q) Neither of the Issuer or the Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor are either of them a closed-end investment company required to be registered, but not registered, thereunder; and neither of the Issuer or the Guarantor is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof, will be an "investment company" as defined in the Investment Company Act.




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                                                                             7

     (r) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     (s) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), other than in connection with the Issuer's and the Guarantor's obligations under the Registration Rights Agreement.

     (t) Neither the Issuer, the Guarantor, nor any of their affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Issuer, the Guarantor, their affiliates and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Issuer and the Guarantor have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

     (u) The Guarantor is subject to Section 13 or 15(d) of the Exchange Act.

     (v) The use of the proceeds by the Issuer from the offering of the Offered Securities, as contemplated by Section 4.21 of the Indenture governing the Offered Securities, is specifically permitted by the indentures each dated as of October 23, 1995, between the Guarantor and the United States Trust Company of New York, as trustee, in respect of the Guarantor's $150,000,577 14% Senior Discount Notes due 2005 and $75,000,289 14% Convertible Senior Subordinated Discount Notes due 2005 (together, the "Old Indentures").

     (w) The Issuer, the Guarantor and their subsidiaries are in compliance in all material respects with the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "Communications Act") and with all applicable rules, regulations and policies of the Federal Communications Commission (the "FCC").




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     (x) The Issuer and the Guarantor have provided to the Purchasers a complete and accurate list of all licenses granted to the Issuer, the Guarantor and their subsidiaries (other than experimental licenses in the 31 GHz and 38 GHz portion of the radio spectrum and licenses acquired from Local Area Telecommunications, Inc. that are not in the 38 GHz portion of the radio spectrum) by the FCC (the "Licenses"). All of the Licenses are currently valid and in full force and effect. Neither of the Issuer and the Guarantor nor any of their subsidiaries
have  any  knowledge  of  any  investigation,   notice  of  apparent  liability,
violation, forfeiture or other order or complaint issued by or before any court or regulatory body, including the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) which could in any manner materially threaten or adversely affect the validity or continued effectiveness of any of the Licenses.

     (y) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License or (ii) materially and adversely affects or could reasonably be expected in the future to materially adversely affect any of the rights of the Issuer, the Guarantor or any of their subsidiaries thereunder.

     (z) The Issuer, the Guarantor and their subsidiaries have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by them under the Communications Act, and all such filings are true, correct and complete in all material respects.

         (aa) Neither of the Issuer and the Guarantor nor any of their subsidiaries have any reason to believe that any of the Licenses will not be renewed in the ordinary course.

         3. Purchase, Sale and Delivery of Offered Securities; Payment of Underwriting Discount. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuer hereby agrees to sell to the Purchasers, and the Purchasers hereby agree, severally and not jointly, to purchase from the Issuer, the respective principal amounts of Offered Securities set forth opposite the names of the Purchasers in Schedule A hereto, at an aggregate purchase price of $50,000,000.

         The Issuer hereby agrees to deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in



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                                                                             9

book-entry form through DTC, except in limited circumstances (which are described in the March Offering Document). Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account previously designated to CSFBC by the Guarantor at a bank acceptable to CSFBC, at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, N.Y. 10019-7475 at 10:00 A.M. (New York time), on the date hereof (the "Closing Date"), against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. As payment of an underwriting discount in connection with such purchase, the Guarantor hereby agrees to pay to the Purchasers, in Federal (same day) funds by wire transfer to an account previously designated to the Guarantor by CSFBC, $1,518,524.38, such payment to be made concurrently with the Purchasers' purchase of the Offered Securities.

         4.  Representations and Agreements by Purchasers; Resale by Purchasers.

     (a) Each Purchaser severally represents and warrants to the Issuer and the Guarantor that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after

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                                                                            10

          the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act."

Unless otherwise defined herein, terms used in this subsection (b) have the meanings given to them by Regulation S.

     (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Issuer and the Guarantor.

     (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
(ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
(iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     (f) Each Purchaser agrees that promptly following the completion of its initial resale of all the Offered Securities purchased by such Purchaser pursuant to this Agreement, it will notify the Issuer and the Guarantor in writing thereof.

     5. Certain Agreements of the Issuer and the Guarantor. The Issuer and the Guarantor agree with the several Purchasers that:

     (a) The Issuer and the Guarantor will prepare and deliver to the Purchasers, as soon as reasonably practicable after the date hereof, the Offering Document, which shall be in a form substantially similar to the Confidential Offering Circular dated March 13, 1997 of the Issuer and the Guarantor (the "March Offering Document"), with such changes as are necessary so that such document does not include material misstatements or omissions. The Issuer and the Guarantor will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent (which consent shall not be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Issuer and the Guarantor promptly will notify CSFBC of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

     (b) The Issuer and the Guarantor will furnish to CSFBC copies of the Offering Document and all amendments and supplements to such document, in each case as soon as available and in such quantities as CSFBC reasonably requests, and the Issuer and the Guarantor will furnish to CSFBC as soon as available three copies of the Offering Document signed by a duly authorized officer of each of the Issuer and the Guarantor, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when either of the Issuer or the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, such Issuer or Guarantor, as the case may be, will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with

Rule 144A in connection with resales by such holders of the Offered Securities. The Guarantor will pay the expenses of printing and distributing to the Purchasers all such documents.

     (c) The Issuer and the Guarantor will use their best efforts to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the resale of the Offered
Securities by the Purchasers; provided, however, that the Issuer and the Guarantor will not be required to qualify as foreign corporations or to file a general consent to service of process in any such state.

     (d) During the period of five years after the Closing Date, the Issuer and the Guarantor will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of the Guarantor's annual report to stockholders for such year; and the Issuer and the Guarantor will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of either of the Issuer and the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders and (ii) from time to time, such other publicly available information concerning the Issuer and the Guarantor as CSFBC may reasonably request.

     (e) During the period of two years after the Closing Date, the Issuer and the Guarantor will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

     (f) During the period of two years after the Closing Date, the Issuer and the Guarantor will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

     (g) During the period of two years after the Closing Date, neither of the Issuer and the Guarantor will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and neither of the Issuer and the Guarantor is, or will be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

     (h) The Guarantor will pay all expenses incidental to the performance of the Issuer's and the Guarantor's obligations under this Agreement and the Indenture, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in the Private Offerings, Resale and Trading through Automated Linkages (PORTAL) market and any expenses incidental thereto; (iv) the cost of any advertising approved by the Issuer and the Guarantor in connection with the issue of the Offered Securities; (v) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities; and (vii) all expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Issuers will also pay or reimburse the Purchasers for 50% of the reasonable fees and expenses of the Purchasers' counsel, Cravath, Swaine & Moore, incurred in connection with the transactions contemplated in this Agreement.

     (i) In connection with the offering, until CSFBC shall have notified the Issuer and the Guarantor and the other Purchasers of the completion of the resale of the Offered Securities, neither the Issuer, the Guarantor nor any of their affiliates has or will (unless required by the terms of the indenture governing such Offered Securities), either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

     (j) The Issuer and the Guarantor will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

     (k) The Issuer and the Guarantor will cause each Offered Security to bear the legend set forth in the form of Note attached as Exhibit 1 to the Rule 144A/ Regulation S Appendix to the relevant Indenture until such legend shall no longer be necessary or advisable because the Offered Securities are no longer subject to the restrictions on transfer described therein.

     (l) The proceeds to the Issuer from the offering of the Offered Securities will be used only, as contemplated by Section 4.21 of the Indenture, to purchase equipment or inventory specifically permitted to be purchased with such proceeds by the Old Indentures.

     6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the performance by the Issuer and the Guarantor of their obligations hereunder and to the following additional conditions precedent:

         (a) The Purchasers shall have received an opinion, dated the Closing Date, of (i) Graubard Mollen & Miller, counsel for the Issuer and the Guarantor, and (ii) Willkie Farr & Gallagher, counsel for the Issuer and the Guarantor on FCC matters, in each case substantially to the effect set forth in Annex I and Annex II, respectively.

         (b) The Purchasers shall have received from Cravath, Swaine & Moore, counsel for the Purchasers (or, if such counsel shall fail to deliver such opinion, other counsel reasonably acceptable to the Purchasers), such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuer and the Guarantor, the validity of the Offered Securities, the exemption from registration for the offer and sale of the Offered Securities by the Issuer and the Guarantor to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may reasonably require, and the Issuer and the Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (c) The Purchasers shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or any Vice President and the Treasurer or a principal financial or accounting officer of each of the Issuer and the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the Issuer and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

         The Issuer and the Guarantor will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of the Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Issuer and the Guarantor will jointly and severally indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Issuer and the Guarantor contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Issuer and the Guarantor by any Purchaser through CSFBC specifically for use therein.

         (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Issuer and the Guarantor against any losses, claims, damages or liabilities to which the Issuer or the Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer and the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantor on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantor on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantor on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses but after deducting the Purchasers' discounts and commissions) received by the Issuer and the Guarantor bear to the total discounts and commissions received by the Purchasers from the Issuer and the Guarantor under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantor or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

         (e) The obligations of the Issuer and the Guarantor under this Section shall be in addition to any liability which the Issuer and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls either of the Issuer and the Guarantor within the meaning of the Securities Act or the Exchange Act.

     8. Certain Other Post-Closing  Obligations of the Issuer and the Guarantor.
(a) Upon  delivery of the  Offering  Document to the  Purchasers  as provided in
Section 5(a), the Issuer and the Guarantor shall cause the following additional documents to be delivered to the Purchasers:

                  (i) a letter, dated the date of the Offering Document, of Grant Thornton LLP, in form substantially similar to the letter delivered to the Purchasers by such firm in connection with the transactions contemplated by the March Offering Document, with such changes as are appropriate to reflect the inclusion of interim financial statements in the Offering Document.

                (ii) a letter from Graubard Mollen & Miller, counsel for the Issuer and the Guarantor, stating that such counsel have no reason to believe that the Offering Document, as of such date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document.

         (b) In connection with the delivery of the Offering Document to the Purchasers, the Issuer, the Guarantor and the Purchasers shall execute a letter setting forth all information furnished to the Issuer or the Guarantor by the Purchasers through CSFBC specifically for use therein, which information shall be substantially identical to such information provided in connection with the March Offering Document.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuer and the Guarantor or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuer, the Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuer and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Issuer and the Guarantor, and the Purchasers pursuant to Section 7 shall remain in effect.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison
Avenue, New York, NY 10010, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Issuer or the Guarantor, will be mailed, delivered or electronically transmitted and confirmed to, in the case of the Issuer, 1577 Spring Hill Road, 6th Floor, Vienna, Virginia 22182, Attention: General Counsel, and, in the case of the Guarantor, 230 Park Avenue, New York, NY 10169, Attention: Timothy Graham; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuer and the Guarantor as if such holders were parties thereto.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         The Issuer and the Guarantor hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Issuer, the Guarantor and the several Purchasers in accordance with its terms.

                                    Very truly yours,

                                    WinStar Equipment II Corp., as Issuer


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    WinStar Communications, Inc., as Guarantor


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

Credit Suisse First Boston Corporation
BT Securities Corporation

By Credit Suisse First Boston Corporation

         By:
            -------------------------------
             Name:
             Title:

                                   SCHEDULE A







                                                            Principal Amount
                                                               of Offered
Purchaser                                                     Securities
----------                                                --------------------
Credit Suisse First Boston                                    $30,000,000
  Corporation

BT Securities Corporation                                      20,000,000
                                                             --------------
                                                              $50,000,000